UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  For Use of the  Commission  Only (as permitted by Rule 14a-6
     (e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                DCAP GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          not applicable
          -----------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          not applicable
          -----------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          not applicable
          -----------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          not applicable
          -----------------------------------------------

     5)   Total fee paid:

          not applicable
          ----------------------------------------------

     [ ]  Fee paid previously with preliminary materials:

          ----------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount previously paid:

          ---------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------

     3)   Filing Party:

          ---------------------------------------------

     4)   Date Filed:

          ---------------------------------------------

                                DCAP GROUP, INC.
                                  1158 Broadway
                             Hewlett, New York 11557


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 24, 2004
                         -------------------------------


To the Stockholders of DCAP Group, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DCAP Group, Inc., a Delaware corporation, will be held on November 24, 2004 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 10:00 a.m., for the following purposes:

     1.   To elect five directors for the coming year.

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on September 27, 2004 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

                                                    Morton L. Certilman
                                                    Secretary


Hewlett, New York
October 26, 2004



================================================================================

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                DCAP GROUP, INC.
                                  1158 Broadway
                             Hewlett, New York 11557
                          ____________________________

                                 PROXY STATEMENT
                          _____________________________

                                EXPLANATORY NOTE

     All references in this proxy statement to numbers of common shares and per share information give retroactive effect to the one-for-five reverse split of our common shares effected as of August 26, 2004.

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

     This proxy statement is being mailed to all stockholders of record at the close of business on September 27, 2004 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on November 24, 2004 at 10:00 a.m., local time, or any adjournment thereof. The proxy and this proxy statement were mailed to stockholders on or about October 26, 2004.

     All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted FOR the nominees named in the proxy to our Board of Directors.

     Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

     The total number of common shares outstanding and entitled to vote as of September 27, 2004 was 2,512,424. The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.

     Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (five) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees. A majority of the common shares outstanding and entitled to vote as of September 27, 2004, or 1,256,213 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on September 27, 2004 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being five nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 1158 Broadway, Hewlett, New York 11557, Attention: Corporate Secretary.

     The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

     A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices, 1158 Broadway, Hewlett, New York 11557, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (516) 374-7600.




                             EXECUTIVE COMPENSATION

     Summary Compensation Table

     The  following  table  sets  forth  certain   information   concerning  the
compensation  for the fiscal years ended  December  31, 2003,  2002 and 2001 for
Barry B. Goldstein, our Chief Executive Officer:

                                                            Long-Term Compensation
Name and                         Annual Compensation                Awards            All Other
Principal Position       Year     Salary     Bonus        Shares Underlying Options  Compensation
------------------       ----     ------     -----        -------------------------  ------------

Barry B. Goldstein       2003    $300,000    $50,000(1)                  -               -
Chief Executive Officer  2002     200,000     70,000                 200,000             -
                         2001     200,000(2)    -                    200,000             -
-----------------------------
(1)  Paid in March 2003 for services  rendered  during 2002.  Exclusive of bonus paid in 2004 for services rendered during 2003.
(2)  Includes amounts earned as a consultant prior to his employment.

     Option Tables

              Option Grants in Fiscal Year Ended December 31, 2003
              ----------------------------------------------------

                        Number of Common     Percentage of Total
                       Shares Underlying     Options Granted to
       Name             Options Granted     Employees in Fiscal Year  Exercise Price  Expiration Date
       ----            -----------------    ------------------------  --------------  ---------------

Barry B. Goldstein             -                      -                     -               -

                   Aggregated Option Exercises in Fiscal Year
            Ended December 31, 2003 and Fiscal Year-End Option Values
         --------------------------------------------------------------

                                                             Number of Shares
                           Number of                      Underlying Unexercised           Value of Unexercised
                             Shares                             Options at                 In-the-Money Options
                            Acquired        Value           December 31, 2003              at December 31, 2003
         Name             on Exercise     Realized      Exercisable/Unexercisable        Exercisable/Unexercisable
         ----             -----------     --------      -------------------------        -------------------------
Barry B. Goldstein             -             N/A             320,000 / 80,000              $1,070,000 / $280,000


     Long-Term Incentive Plan Awards

     No awards were made to Mr. Goldstein during the fiscal year ended December 31, 2003 under any long-term incentive plan.

     Compensation of Directors

     Effective January 1, 2004, our non-employee directors are entitled to receive compensation for their services as directors as follows:

     o    $15,000 per annum
     o    additional $5,000 per annum for committee chair
     o    $500 per Board meeting attended ($250 if telephonic)
     o    $250 per committee meeting attended ($125 if telephonic)

     In addition, in 2003, we paid Mr. Certilman $50,000 in consideration of his services in obtaining the $500,000 settlement amount for our Puerto Rico hotel lease during fiscal 2002. During 2003, Mr. Certilman also was paid a fee of $50,000 from us for consulting services.

     Employment Contracts, Termination of Employment and Change-in-Control Arrangements

     Mr. Goldstein is employed as our President, Chairman of the Board and Chief Executive Officer pursuant to an Employment Agreement that expires on April 1, 2005. He is currently entitled to receive a salary of $350,000 per annum plus such additional compensation as may be determined by the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     Security Ownership

     The following table sets forth certain information as of September 27, 2004 regarding the beneficial ownership of our common shares by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding common shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under "Executive Compensation," and (iv) all of our present executive officers and directors as a group.

  Name and Address                   Number of Shares             Approximate
 of Beneficial Owner                Beneficially Owned          Percent of Class
 -------------------                ------------------          ----------------
Barry B. Goldstein                       380,400(1)(2)               13.2%
1158 Broadway
Hewlett, New York

AIA Acquisition Corp.                    361,600(3)                  12.6%
6787 Market Street
Upper Darby, Pennsylvania

Eagle Insurance Company                  297,378(4)                  11.8%
c/o The Robert Plan
  Corporation
999 Stewart Avenue
Bethpage, New York

Robert M. Wallach                        297,378(5)                  11.8%
c/o The Robert Plan Corporation
999 Stewart Avenue
Bethpage, New York

Jack D. Seibald                          247,750(6)                   9.8%
1336 Boxwood Drive West
Hewlett Harbor, New York

Morton L. Certilman                      211,701(1)(7)                8.3%
90 Merrick Avenue
East Meadow, New York

Jay M. Haft                              182,278(1)(8)                7.2%
69 Beaver Dam Road
Salisbury, Connecticut

Abraham Weinzimer                        156,784(1)                   6.2%
418 South Broadway
Hicksville, New York

Kevin Lang                               130,292(1)                   5.2%
3789 Merrick Road
Seaford, New York

All executive officers
and directors as a group                 1,319,507(1)(2)(6)          44.9%
(5 persons)                                       (7)(8)(9)

-----------------------

(1) Based upon Schedule 13D filed under the Securities Exchange Act of 1934, as amended.

(2) Represents (i) 360,000 shares issuable upon the exercise of options that are currently exercisable, (ii) 8,500 shares held by Mr. Goldstein's children, and (iii) 11,900 shares held in a retirement trust for the benefit of Mr. Goldstein. Mr. Goldstein disclaims beneficial ownership of the shares held by his children and retirement trust. Excludes shares owned by AIA Acquisition

Corp. of which Mr. Goldstein is President and members of his family are principal stockholders.

(3) Based upon Schedule 13G filed under the Securities Exchange Act of 1934, as amended. Represents shares issuable upon the conversion of preferred shares that are currently convertible.

(4)  Eagle is a wholly-owned subsidiary of The Robert Plan Corporation.

(5) Represents shares owned by Eagle, of which Mr. Wallach, one of our directors, is a Vice President. Eagle is a wholly-owned subsidiary of The Robert Plan Corporation, of which Mr. Wallach is President, Chairman and Chief Executive Officer.

(6) Based upon Schedule 13G filed under the Securities Exchange Act of 1934, as amended. Represents (i) 113,000 shares owned jointly by Mr. Seibald and his wife, Stephanie Seibald; (ii) 100,000 shares owned by SDS Partners I, Ltd., a limited partnership ("SDS"); (iii) 3,000 shares owned by Boxwood FLTD Partners, a limited partnership ("Boxwood"); (iv) 6,000 shares owned by Stewart Spector IRA ("S. Spector"); (v) 3,000 shares owned by Barbara Spector IRA Rollover ("B. Spector"); (vi) 4,000 shares owned by Karen Dubrowsky IRA ("Dubrowsky"); and
(vii) 18,750 shares issuable upon the exercise of currently exercisable warrants. Mr. Seibald has voting and dispositive power over the shares owned by SDS, Boxwood, S. Spector, B. Spector and Dubrowsky. The amount reflected as owned by S. Spector includes 3,000 shares issuable upon the exercise of currently exercisable warrants and excludes 27,000 shares issuable upon the exercise of warrants that are not exercisable due to a restriction that precludes the beneficial ownership of more than 9.999% of the outstanding common shares.

(7) Includes 25,000 shares issuable upon the exercise of currently exercisable options.

(8) Includes (i) 25,000 shares issuable upon the exercise of currently exercisable options and (ii) 3,076 shares held in a retirement trust for the benefit of Mr. Haft.

(9) Includes shares owned by Eagle, of which Mr. Wallach is a Vice President. Mr. Wallach is also President, Chairman and Chief Executive Officer of The Robert Plan, Eagle's parent.

       Securities Authorized for Issuance Under Equity Compensation Plans

     The following table sets forth information as of December 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which our common shares are authorized for issuance, aggregated as follows:

     o    All compensation plans previously approved by security holders; and
     o    All compensation plans not previously approved by security holders.


                      Equity Compensation Plan Information
                      ------------------------------------

                                                                  Weighted average          Number of securities remaining
                               Number of securities to be         exercise price of          available for future issuance
                                 issued upon exercise of        outstanding options,        under equity compensation plans
                                  outstanding options,           warrants and rights        (excluding securities reflected
                                   warrants and rights                   (b)                        in column (a))
                                           (a)                                                            (c)
                               ----------------------------    ------------------------    ----------------------------------

Equity compensation plans                630,500                        $3.30                           119,500
approved by security holders

Equity compensation plans                  -0-                           -0-                              -0-
not approved by security
holders                                  _______                                                         _____

Total                                    630,500                        $3.30                           119,500
                                         =======                         ====                           =======


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Sale of Brentwood Store

     Effective February 27, 2003, we sold our Brentwood, New York store to Abraham Weinzimer, one of our principal stockholders, at a purchase price of $115,437 (equal to approximately 70% of the store's commission income during 2002). Concurrently with the purchase, the entity acquired by Mr. Weinzimer entered into a franchise agreement with DCAP Management Corp., our franchise subsidiary, on terms substantially similar in most respects to our standard conversion franchise agreements. The terms of the above sale were the result of arm's length negotiations between us and Mr. Weinzimer that were based upon the terms of other recent sales of our stores to persons who are not affiliated with us and then current market conditions. No independent appraisal or valuation was received in connection with the agreement.

     Purchase of Pennsylvania Stores

     Effective May 1, 2003, we acquired substantially all of the assets of AIA Acquisition Corp., an insurance brokerage firm with offices located in eastern Pennsylvania. The salient terms of the acquisition are as follows:

     o A base purchase price of $904,000 (which represents (i) 69% of AIA's includable commission income for the 12 months ended March 31, 2002 or the year ended December 31, 2002, whichever was less, plus (ii) an amount equal to AIA's collected accounts receivable and prepaid expenses). The base purchase price was payable in Series A preferred shares. The Series A preferred shares carry a 5% dividend, are convertible into common shares at a conversion price of $2.50 per share and are redeemable on April 30, 2007 (or sooner under certain circumstances).

     o Additional cash consideration based upon the EBITDA of the combined operations of AIA and our wholly-owned subsidiary, Barry Scott Companies Inc., during the five year period ending April 30, 2008. The additional consideration cannot exceed an aggregate of $335,000.

     Barry B. Goldstein, our Chief Executive Officer, is President of AIA and members of his family are principal stockholders of AIA. The terms of the acquisition were the result of arm's length negotiations between AIA and us and were based upon the sales price of stores to persons who are not affiliated with us and current market conditions.

     Guaranty

     Mr. Goldstein has guaranteed the repayment of $2,500,000 of an $18,000,000 line of credit from Manufacturers and Traders Trust Co. utilized by our subsidiary, Payments Inc, to finance its premium finance business. In consideration of the guaranty, we have agreed that, for so long as the guaranty remains in effect, we will pay him $50,000 per annum and reimburse him for all premiums paid by him on a $2,500,000 insurance policy on his life. In the event, at the time of his death, the guaranty is still in effect, the proceeds of the life insurance policy will be used to satisfy the guaranty. In such event, Mr. Goldstein's estate would not be entitled to be indemnified for the amount so paid as a guarantor.

     2003 Subordinated Debt Financing

     Effective July 10, 2003, in order to fund our premium finance operations, we obtained $3,500,000 from a private placement of subordinated debt. The subordinated debt is repayable on January 10, 2006 and provides for interest at the rate of 12.625% per annum, payable semi-annually. We have the right to prepay the subordinated debt commencing on July 10, 2004. In consideration of the debt financing, we issued to the lenders warrants for the purchase of an aggregate of 105,000 of our common shares at an exercise price of $6.25 per share. The warrants expire on January 10, 2006. One of the private placement lenders was a retirement trust established for the benefit of Jack Seibald which loaned us $625,000 and was issued a warrant for the purchase of 18,750 of our common shares. Mr. Seibald is one of our principal stockholders and, effective September 2004, became one of our directors.

     Relationship

     Certilman Balin Adler & Hyman, LLP, a law firm with which Mr. Certilman is affiliated, serves as our counsel. It is presently anticipated that such firm will continue to represent us and will receive fees for its services at rates and in amounts not greater than would be paid to unrelated law firms performing similar services.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

     Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (five) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

     Nominees for Directors

     All five of the nominees are currently members of our Board. The following table sets forth each nominee's age as of September 27, 2004, the positions and offices presently held by him with us, and the year in which he became a director. The Board recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.

                                                                      Director
       Name         Age   Positions and Offices Held                    Since
       ----         ---   --------------------------                    -----

Barry B. Goldstein   51   President, Chairman of the Board, Chief       2001
                          Executive Officer, Chief Financial Officer,
                          Treasurer and Director
Morton L. Certilman  72   Secretary and Director                        1989
Jay M. Haft          68   Director                                      1989
Jack D. Seibald      43   Director                                      2004
Robert M. Wallach    51   Director                                      1999

     Barry B. Goldstein

     Mr. Goldstein was elected our President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, and a director in March 2001 and our Treasurer in May 2001. Since April 1997, he has served as President of AIA Acquisition Corp., which operated insurance agencies in Pennsylvania and which sold substantially all of its assets to us in May 2003. Since 1982, he has served as President of Stone Equities, a consulting firm. Mr. Goldstein received his B.A. and M.B.A. from State University of New York at Buffalo, and has been a certified public accountant since 1979.

     Morton L. Certilman

     Mr. Certilman served as our Chairman of the Board from February 1999 until March 2001. From October 1989 to February 1999, he served as our President. He was elected our Secretary in May 2001 and has served as one of our directors since 1989. Mr. Certilman has been engaged in the practice of law since 1956 and is affiliated with the law firm of Certilman Balin Adler & Hyman, LLP. Mr. Certilman is Chairman of the Long Island Museum of Science and Technology, and was formerly Chairman of the Long Island Regional Planning Board, the Nassau County Coliseum Privatization Commission, and the Northrop/Grumman Master Planning Council. He served as a director of the Long Island Association and the New Long Island Partnership for a period of ten years and currently serves as a director of the Long Island Sports Commission. Mr. Certilman has lectured extensively before bar associations, builders' institutes, title companies, real estate institutes, banking and law school seminars, The Practicing Law Institute, The Institute of Real Estate Management and at annual conventions of such organizations as the National Association of Home Builders, the Community Associations Institute and the National Association of Corporate Real Estate Executives. He was a member of the faculty of the American Law Institute/American Bar Association, as well as the Institute on Condominium and Cluster Developments of the University of Miami Law Center. Mr. Certilman has written various articles in the condominium field, and is the author of the New York State Bar Association Condominium Cassette and the Condominium portion of the State Bar Association book on "Real Property Titles." Mr. Certilman received an LL.B. degree, cum laude, from Brooklyn Law School.

     Jay M. Haft

     Mr. Haft served as our Vice Chairman of the Board from February 1999 until March 2001. From October 1989 to February 1999, he served as our Chairman of the Board. He has served as one of our directors since 1989. Mr. Haft has been engaged in the practice of law since 1959 and since 1994 has served as counsel to Parker Duryee Rosoff & Haft (and since December 2001, its successor, Reed Smith). From 1989 to 1994, he was a senior corporate partner of that firm. Mr. Haft is a strategic and financial consultant for growth stage companies. He is active in international corporate finance and mergers and acquisitions. Mr. Haft also represents emerging growth companies. He has actively participated in strategic planning and fund raising for many high-tech companies, leading edge medical technology companies and marketing companies. He is a director of many public and private corporations, including DUSA Pharmaceuticals, Inc. and Oryx Technology Corp., and also serves on the Board of the United States-Russian Business Counsel. Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, a past national trustee and Treasurer of the Miami City Ballet, and a past Board member of the Concert Association of Florida. He is also a trustee of Florida International University Foundation and serves on the advisory board of the Wolfsonian Museum and Florida International University Law School. Mr. Haft received B.A. and LL.B. degrees from Yale University.

     Jack D. Seibald

     Mr. Seibald has been a Managing Member of Whiteford Advisors LLC, an investment management firm, since its founding in 1997. With a background in equity research and investment management, Mr. Seibald's experience in the investment business dates to 1983. He began his career at Oppenheimer & Co. and has also been affiliated with Salomon Brothers, Morgan Stanley & Co. and Blackford Securities. Mr. Seibald also operated The Seibald Report, Inc., an independent investment research company. Mr. Seibald is currently a registered representative with Sanders Morris Harris, a broker-dealer. He holds an M.B.A. from Hofstra University and a B.A. from George Washington University.

     Robert M. Wallach

     Mr. Wallach has served since 1993 as President, Chairman and Chief Executive Officer of The Robert Plan Corporation, a servicer and underwriter of private passenger and commercial automobile insurance. He has served as one of our directors since 1999.

     Executive Officers

     Jack Willis, age 39, was elected Executive Vice President and Chief Operating Officer effective October 18, 2004. From January 2003 to October 2004, Mr. Willis served The Hartford Insurance Company in various management roles, last serving as Vice President- Personal Lines Product Management for the Northeast Region. In this capacity, he was responsible for the growth and profitability of the auto, homeowners and umbrella products sold through agency and direct distribution channels in ten states. Prior to joining The Hartford, Mr. Willis served in various management capacities for Progressive Insurance Company, the third largest auto insurance company in the United States. His roles at Progressive included agency auto product manager, agency distribution manager and claims manager. Mr. Willis graduated summa cum laude from Syracuse University with a bachelor's degree in Finance and earned his M.B.A. from Harvard University's Graduate School of Business Administration.

     Family Relationships

     There are no family relationships among any of our executive officers and directors.

     Term of Office

     Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

     Committees

     Audit Committee

     The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. The responsibilities and duties of the Audit Committee include the following:

     o assist the Board of Directors in fulfilling its responsibilities by reviewing
          o the financial reports provided by us to the Securities and Exchange Commission, our stockholders or to the general public, and
          o    our internal financial and accounting controls,

     o oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by us,

     o recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

     o    recommend, establish and monitor procedures designed to facilitate
          o the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and
          o the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

     The members of the Audit Committee currently are Messrs. Haft, Certilman and Seibald. Messrs. Haft and Seibald are "independent directors" based on the definition of independence in Rule 4200A(a)(14) of the listing standards of the National Association of Securities Dealers currently applicable to small business issuers. Mr. Certilman is not an "independent director." The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A.

     Nominating Committee

     The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Certilman, Haft and Seibald. Messrs. Haft and Seibald are "independent directors" based on the definition of independence in Rule 4200A(a)(14) of the listing standards of the National Association of Securities Dealers currently applicable to small business issuers. Mr. Certilman is not an "independent director." To date, our Board of Directors has not adopted a written charter for the Nominating Committee. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled "Stockholder Proposals - Stockholder Nominees" below. At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

     Compensation Committee

     The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Certilman, Haft and Seibald.

     Report of the Audit Committee

     In overseeing the preparation of DCAP's financial statements as of December 31, 2003 and for the years ended December 31, 2003 and 2002, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management. The Committee also discussed with Holtz Rubenstein Reminick LLP, DCAP's outside auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Committee received the written disclosures and letter from Holtz Rubenstein Reminick LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed the independence of Holtz Rubenstein Reminick LLP with that firm.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in DCAP's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

                               Morton L. Certilman
                               Jay M. Haft

     Meetings

     Our Board of Directors held ten meetings during the fiscal year ended December 31, 2003. Mr. Wallach was the only director to attend fewer than 75% of the Board meetings held during 2003, having attended six of the meetings.

     The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2003.

     Neither the Nominating Committee nor the Compensation Committee held any meetings during the fiscal year ended December 31, 2003 as each was established by our Board in December 2003.

     We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend. Three of the four then Board members were in attendance at last year's annual meeting of stockholders.

     Communications with Board of Directors

     Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, DCAP Group, Inc., 1158 Broadway, Hewlett, New York 11557, Attn:
Corporate Secretary. Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Exchange Act requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees. We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2003. To our knowledge, based solely on a review of written representations that no reports were required, during the fiscal year ended December 31, 2003, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that, on two occasions, Mr. Goldstein filed a Form 4 one day late (which forms reported one late transaction each).

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Holtz Rubenstein Reminick, LLP has served as our auditors since 1990 and was selected as our independent public accountants with respect to the fiscal year ended December 31, 2003. We have not yet selected our auditors for the current fiscal year. Our Audit Committee will review Holtz Rubenstein Reminick's proposal with respect to the audit prior to making a determination regarding the engagement.

     It is not expected that a representative of Holtz Rubenstein Reminick will attend the meeting.

     The following is a summary of the fees billed to us by Holtz Rubenstein Reminick for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

            Fee Category                 Fiscal 2003 Fees       Fiscal 2002 Fees
            ------------                 ----------------       ----------------

            Audit Fees(1)                  $44,400                 $58,305
            Audit-Related Fees(2)            1,675                  10,750
            Tax Fees                          -                       -
            All Other Fees(3)                9,630                  13,000
                                           -------                  ------
            Total Fees                     $55,705                 $82,055
                                           =======                 =======
________________

(1) "Audit Fees" consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and December 31, 2002, respectively.

(2) "Audit-Related Fees" consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These fees related to a review of our Current Reports on Form 8-K and matters related to our acquisition of Barry Scott Companies, Inc.

(3) "All Other Fees" consist of aggregate fees billed for products and services provided by Holtz Rubenstein Reminick, other than those disclosed above. These fees related to the audits of our wholly-owned subsidiary, DCAP Management Corp., and general accounting consulting services.

     The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Hewlett, New York by June 28, 2005 for inclusion in our proxy statement and form of proxy relating to such meeting. We, however, intend to hold our next annual meeting earlier in 2005 than in 2004. Accordingly, we suggest that stockholder proposals intended to be presented at the next annual meeting be submitted well in advance of April 15, 2005, the earliest date upon which we anticipate the proxy statement and form of proxy relating to such meeting will be released to stockholders.

     The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

     Stockholder Proposals

     In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting. To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the proxy statement for the prior year's annual meeting of stockholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the proxy statement for the current year. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

     o a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

     o    the name and address of the stockholder proposing such business;

     o the class and number of our shares which are beneficially owned by such stockholder; and

     o    any material interest of such stockholder in such business.

     Stockholder Nominees

     In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

     o the day on which the notice of the date of the meeting was mailed to stockholders, or

     o    the day on which such public disclosure of the meeting date was made.

     The stockholder sending the notice of nomination must describe various matters, including such information as:

     o the name, age, business and residence addresses, occupation or employment and shares held by the nominee;

     o any other information relating to such nominee required to be disclosed in a proxy statement; and

     o    the name, address and number of shares held by the stockholder.

     These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

     Any notice given pursuant to the foregoing requirements must be sent to our Corporate Secretary at 1158 Broadway, Hewlett, New York 11557. The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than that listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

     This proxy statement is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 (excluding exhibits). We may charge a fee equal to our reasonable expenses in furnishing the exhibits.


                                                   Barry B. Goldstein
                                                   Chief Executive Officer

Hewlett, New York
October 26, 2004

                                                           Appendix A
                                                           ----------

                                DCAP GROUP. INC.

                             AUDIT COMMITTEE CHARTER

A.   Purpose and Scope
     -----------------

     The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of DCAP Group, Inc. (the "Corporation") and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including, but not limited to: (a) assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's stockholders or to the general public, and (ii) the Corporation's internal financial and accounting controls, (b) oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Corporation, (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations, (d) recommend, establish and monitor procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (e) engage advisors as necessary, and (f) determine the funding from the Corporation that is necessary or appropriate to carry out the Committee's duties.

B.   Composition
     -----------

     The Committee shall be comprised of such minimum number of directors as to satisfy the audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time. The composition of the Committee shall satisfy the independence requirements of any applicable Regulatory Body, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     Each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement, and not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities(1).

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     The Committee shall meet with management, the internal auditors, if any, and the independent accounting firm in executive sessions at least quarterly to discuss matters for which the Committee has responsibility.

C.   Responsibilities and Duties
     ---------------------------

     To fulfill its responsibilities and duties, the Committee shall:

Document Review
---------------

1.   Review and assess the adequacy of this Charter  periodically  as conditions
dictate,   but  at  least   annually  (and  update  this  Charter  if  and  when
appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K or 10-KSB. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's Annual Report on Form 10-K or 10-KSB. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q or 10-QSB.

3. Instruct the independent accounting firm to review the Corporation's interim financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q or 10-QSB.

Independent Accounting Firm
---------------------------

4. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or any other related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms. The Committee shall have the ultimate authority and



---------------------
(1) This paragraph shall take effect at such time as any applicable Regulatory Body's rules and regulations shall mandate that the members of the Committee satisfy the requirements set forth therein (such time being July 31, 2005 in the event that the Corporation's securities are listed on The Nasdaq Stock Market, Inc. and the Corporation remains a "small business issuer" (as such term is defined in the SEC's rules and regulations) until such time).

responsibility  to  appoint,   evaluate  and,  when  warranted,   replace,  such
independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

6. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

7. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact the independent accounting firm's objectivity and independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

8. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

9. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

10. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Committee.

11. Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with applicable rules and regulations.

12. Consider in advance whether or not to approve any audit and non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any
applicable   Regulatory   Body  and  adopt  and  implement   policies  for  such
pre-approval.

13. The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Corporation and shall notify the Corporation of anticipated funding needs of the Committee.

Internal Audit Function
-----------------------

14. Review the responsibilities, budget and staffing of any internal auditors.

15. Review the significant reports to management prepared by any internal auditors and management's responses.

Financial Reporting Processes
-----------------------------

16. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal control over financial reporting.

17. Review disclosures made to the Committee by the Corporation's chief executive officer and chief financial officer in connection with their certifications of the Corporation's Annual Reports on Form 10-K or 10-KSB and Quarterly Reports on Form 10-Q or 10-QSB, including disclosures concerning (a) evaluations of the design and operation of the Corporation's internal control over financial reporting, (b) significant deficiencies and material weaknesses in the design and operation of the Corporation's internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

18. Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation's internal auditors, if any, and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

19. Request and review periodic reports from management of the Corporation as to the Corporation's processes for reporting on internal controls of the Corporation as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Compliance
----------

20. To the extent deemed necessary by the Committee to carry out its duties, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Corporation's expense.

21. Determine the funding necessary for (i) compensation of any independent accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties, and (iii) compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

22. Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

23. Investigate   any   allegations   that  any  officer  or  director  of  the
Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting
---------

24. Prepare, in accordance with the rules of the SEC, as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

25. To the extent required by any Regulatory Body, instruct the Corporation's management to disclose in its annual proxy statement for each annual meeting of stockholders, Annual Report on Form 10-K or 10-KSB and Quarterly Report on Form 10-Q or 10-QSB, the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                DCAP GROUP, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of DCAP Group, Inc. (the "Company") held of record by the undersigned at the close of business on September 27, 2004 at the Annual Meeting of Stockholders to be held on November 24, 2004 or any adjournment thereof.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                DCAP GROUP, INC.

                                November 24, 2004


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X
                                       ---

1.   Election of Directors:

o FOR ALL NOMINEES

o WITHHOLD AUTHORITY FOR ALL NOMINEES

o FOR ALL EXCEPT
  (See instructions below)
        NOMINEES:

        o       Barry B. Goldstein    ________________
        o       Morton L. Certilman   ________________
        o       Jay M. Haft           ________________
        o       Jack D. Seibald       ________________
        o       Robert M. Wallach     ________________

     The Company's Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (five) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees. A vote FOR includes discretionary authority to cumulate votes among nominees. To cumulate specifically votes for any nominee, set forth the number of votes after each nominee. Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o


2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors.




To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. o

Signature of Stockholder ________________________ Date:_________________


Signature of Stockholder ________________________ Date:_________________

Note: Please sign exactly as name appears above. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.